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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                       Date of Report:  February 4, 1997




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   Exact Name of Registrant                   Commission     I.R.S. Employer
   as Specified in Its Charter                File Number   Identification No.
   ---------------------------                -----------   ------------------

   Hawaiian Electric Industries, Inc.           1-8503           99-0208097

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                                 State of Hawaii
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                 (State or other jurisdiction of incorporation)



                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)



Registrant's telephone number, including area code:   (808) 543-5662



                                  None
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         (Former name or former address, if changed since last report.)


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Item 5.  Other Events

     On February 4, 1997, Hawaiian Electric Industries Capital Trust I (the "Trust") issued and sold 4,000,000 of its 8.36% Trust Originated Preferred Securities (Liquidation Amount $25 Per Trust Preferred Security) ($100,000,000 aggregate liquidation amount) (the "Securities") pursuant to a Purchase Agreement dated January 29, 1997 among Hawaiian Electric Industries, Inc. (the "Company"), the Trust, HEI Preferred Funding, LP (the "Partnership") and the several Underwriters named therein. The Registration Statement on Form S-3 (File Nos. 333-18809, 333-18809-01, 333-18809-02, 333-18809-03 and 333-18809-04)
filed by the Company, the Trust and the Partnership with the Securities and Exchange Commission with respect to the Securities (the "Registration Statement") was declared effective under the Securities Act of 1933 on January 24, 1997.

Item 7.  Exhibits

     The following documents are hereby being filed as part of this Current Report on Form 8-K in the final form delivered in connection with the offer and sale of the Securities (the exhibit number designations denote the exhibit number assigned to the form or previous version of such documents included as exhibits to the Registration Statement):

 Exhibit 1 Purchase Agreement dated January 29, 1997, among the Company, the Trust, the Partnership and the several Underwriters named therein

 Exhibit 4(e) Amended and Restated Agreement of Limited Partnership of the Partnership dated as of February 1, 1997

 Exhibit 4(f) Amended and Restated Trust Agreement of the Trust dated as of February 1, 1997

 Exhibit 4(i) Junior Indenture between the Company and The Bank of New York, as Trustee, dated as of February 1, 1997

 Exhibit 4(l) Officers' Certificate in connection with issuance of 8.36% Junior Subordinated Debenture, Series A, Due 2017 under Junior Indenture of the Company

 Exhibit 4(m) 8.36% Trust Originated Preferred Security (Liquidation Amount $25 Per Trust Preferred Security) of the Trust

 Exhibit 4(n) 8.36% Junior Subordinated Debenture Series A, Due 2017 of the Company

 Exhibit 4(o) Trust Preferred Securities Guarantee Agreement with respect to the Trust dated as of February 1, 1997

 Exhibit 4(p) Partnership Guarantee Agreement with respect to the Partnership dated as of February 1, 1997

 Exhibit 4(q) Affiliate Investment Instruments Guarantee Agreement with respect to 8.36% Junior Subordinated Debenture of HEI Diversified, Inc. dated as of February 1, 1997

 Exhibit 25(i) Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York, as Trustee with respect to the Affiliate Investment Instruments Guarantee Agreement

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                                  (Registrant)



                                       /s/ Robert F. Mougeot
                                      ----------------------------------
                                      Robert F. Mougeot
                                      Financial Vice President and
                                        Chief Financial Officer
                                      (Principal Financial Officer of HEI)

                                      Date:  February 13, 1997

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